                                                                    Exhibit 99.1

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                    REVISED*

      ---------------------------------------------------------------------
                                [HOUSEHOLD LOGO]
      ---------------------------------------------------------------------
                 $1,032,553,000 ASSET BACKED NOTES (APPROXIMATE)
                     HOUSEHOLD MORTGAGE LOAN TRUST 2002-HC1
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------


             HOUSEHOLD MORTGAGE FUNDING CORPORATION III (DEPOSITOR)
                 HOUSEHOLD FINANCE CORPORATION (MASTER SERVICER)
      ---------------------------------------------------------------------



                                  LEAD MANAGER

                                 LEHMAN BROTHERS


                                   C0-MANAGERS

         BANC OF AMERICA SECURITIES LLC

                          DEUTSCHE BANK SECURITIES INC.

                                            SALOMON SMITH BARNEY

     * PLEASE SEE PAGES 3 AND 12 FOR REVISED BOND PROFILES AND SENSITIVITIES

--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.



These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating the information herein.



Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.



Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and the structure of any security described in the Computational Materials are subject to change prior to issuance.



Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there by any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriters' Trading Desks. Please be advised that asset-baked securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------------------------------------------------
                               $1,032,553,000(APPROXIMATE) ASSET BACKED NOTES SERIES 2002-HC1
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY
--------------------------------------------------------------------------------------------------------------------------
                                                          Est.       Est.       Expected      Stated           Expected
                 Approx.                                  WAL        Prin.       Final        Final            Ratings
  Class           Size              Type(1)    BMark     (yrs)      Window      Maturity     Maturity    (S&P/Moody's/Fitch)
                                                                    (mos)
A                 $877,115,000      FL-PT     1 mo LI    2.66      1 - 104        3/20/11     5/20/32        AAA/Aaa/AAA
M                 $155,438,000      FL-PT     1 mo LI    2.66      1 - 104        3/20/11     5/20/32         AA/Aa2/AA
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            TO 15% OPTIONAL TERMINATION ("CALL")
--------------------------------------------------------------------------------------------------------------------------
                                                          Est.       Est.       Expected      Stated           Expected
                 Approx.                                  WAL        Prin.       Final         Final            Ratings
  Class           Size              Type(1)    BMark     (yrs)      Window      Maturity     Maturity     (S&P/Moody's/Fitch)
                                                                    (mos)
A                 $877,115,000      FL-PT     1 mo LI    2.45       1 - 66        1/20/08      5/20/32        AAA/Aaa/AAA
M                 $155,438,000      FL-PT     1 mo LI    2.45       1 - 66        1/20/08      5/20/32         AA/Aa2/AA\
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                         PRICING SPEED
--------------------------------------------------------------------------------------------------------------------------
FIXED                   The Notes will be priced assuming 115% of the Prepayment Assumption. 100% of the Prepayment
                        Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.45% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.
----------------------- --------------------------------------------------------------------------------------------------
ARM                     The Notes will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment
                        Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.13% each month to 30% CPR in month 24 and remain at
                        30% CPR thereafter.
----------------------- --------------------------------------------------------------------------------------------------

(1) Subject to the Available Funds Cap.

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  TRANSACTION:                                 Closed-End Mortgage Loan Asset-Backed Notes, Series 2002-HC1
  NOTES:                                       $877,115,000 Class A Floating Rate Notes (subject to a variance of +/-5%)
                                               $155,438,000 Class M Floating Rate Notes (subject to a variance of +/-5%)
  ISSUER:                                      Household Mortgage Loan Trust 2002-HC1
  DEPOSITOR:                                   Household Mortgage Funding Corporation III
  SELLERS:                                     Wholly owned subsidiaries of Household Finance Corporation
  MASTER SERVICER:                             Household Finance Corporation
  LEAD MANAGER:                                Lehman Brothers
  CO-MANAGERS:                                 Banc of America Securities LLC, Deutsche Bank Securities Inc. and Salomon
                                               Smith Barney Inc.
  OWNER TRUSTEE:                               US Bank Trust, National Association
  INDENTURE TRUSTEE:                           JPMorgan Chase Bank
  NOTE RATINGS:                                The Notes are expected to receive the following ratings from Moody's
                                               Investors Service, Inc., Standard & Poor's and Fitch, Inc.
                                                         CLASS            MOODY'S          S&P      FITCH
                                                         -----            -------          ---      -----
                                                         A                 Aaa             AAA      AAA
                                                         M                 Aa2             AA       AA

  EXPECTED PRICING DATE:                       Week of June 24, 2002
  EXPECTED CLOSING DATE:                       On or about July 3, 2002
  CUT-OFF DATE:                                Close of business on June 23, 2002
  STATISTICAL CUT-OFF DATE:                    Close of business on May 31, 2002
  CUT-OFF DATE (FOR MODELING):                 Close of business June 30, 2002
  PAYMENT DATE:                                20th of each month, or if such day is not a business day the next succeeding business day.  (First Payment Date: August 20, 2002)
  DELAY DAYS:                                  0 days
  DAY COUNT:                                   Actual/360
  ACCRUED INTEREST:                            The price to be paid by investors for the Notes will not include accrued interest (settling flat).
  ACCRUAL PERIOD:                              Interest accrues from the last Payment Date (or, in the case of the first
                                               Payment Date, the closing date) through the day preceding the current
                                               Payment Date.
  COLLECTION PERIOD:                           The calendar month preceding the month in which such Payment Date occurs
                                               (or, in the case of the first Collection Period, the period from the
                                               Cut-Off Date to July 31, 2002).
  CLEARING:                                    DTC, Clearstream and Euroclear
  ERISA ELIGIBILITY:                           The Notes ARE expected to be ERISA eligible.
  -------------------------------------------- ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  SMMEA ELIGIBILITY:                           The Notes ARE expected to constitute "mortgage related securities" for purposes of SMMEA.
  TAX STATUS:                                  Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.
  MORTGAGE LOANS:                              As of the Statistical Cut-Off Date, the Collateral Pool consists of 9,010 loans with an aggregate principal balance of $ 1,130,880,238 of fixed, adjustable or declining rate, fully amortizing and balloon loans secured by first liens on primarily 1 - 4 family properties.  At least 70% of the loans were subject to prepayment penalties at origination.
                                               For collateral statistics please see the "Collateral Summary" herein.
  OPTIONAL TERMINATION/MATURITY:               On the Payment Date on which the aggregate principal balance of the Notes is less than 15% of the aggregate principal balance of the Notes on the
                                               Closing Date, the Master Servicer will have the option to purchase the remaining mortgage loans from the trust.  To the extent that the Master
                                               Servicer does not exercise its optional termination right within three months after the first Payment Date the 15% optional termination right occurred, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the trust.  In addition, if the principal and interest due on the Notes is not paid by the Payment Date in July 2012, the Indenture Trustee immediately will begin an auction process for the sale of the remaining mortgage loans.
                                               As long as the auction process continues, all payments that would normally be distributed to the ownership interest in the trust  will be used to pay down the Notes.  Generally, at the time the mortgage loans are sold the outstanding principal balance of the Class A and Class M
                                               Notes will be paid in full with accrued interest and any Class A and
                                               Class M Supplemental Interest Amount.  However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the Notes), the mortgage loans remaining in the trust after the Payment Date in July 2012 may be sold for less than the full outstanding principal balance of and accrued interest on the Class A and
                                               Class M Notes.

  CREDIT ENHANCEMENT:                          For the Class A Notes consists of the following:
                                               o        Excess Interest
                                               o        Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 7.00%, building to 12.00%
                                                        of the original principal balance of the mortgage loans
                                               o        Subordination of the Class M Notes
                                               For the Class M Notes consists of the following:
                                               o        Excess Interest
                                               o        Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 7.00%, building to 12.00%
                                                        of the original principal balance of the mortgage loans
  -------------------------------------------- ---------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  SUBSTITUTION ABILITY:                        The Master Servicer will have the right to substitute up to 30% of the outstanding principal balance of the mortgage loans as of the Cut-Off Date, subject to meeting required eligibility criteria.
  SERVICING FEE:                               50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
  DELINQUENCY ADVANCES:                        The Master Servicer will NOT advance unpaid interest or unpaid principal to the trust.
  COMPENSATING INTEREST:                       The Master Servicer will NOT be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment.

  SERVICING ADVANCES:                          The Master Servicer WILL pay all out of pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed home prior to the liquidation of that mortgage loan,
                                               (b) the costs of any judicial proceedings, including foreclosures and (c)
                                               the cost of managing and liquidating property acquired in relation to the mortgage loans, as long as it deems the costs to be recoverable.
  OVERCOLLATERALIZATION AMOUNT:                The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the mortgage loans over the aggregate principal balance of the Notes.  On the Closing Date, the
                                               Overcollateralization Amount will be equal to approximately 7.00% of the aggregate principal balance of mortgage loans as of the Cut-Off Date.  If on any Payment Date, the Interim Overcollateralization Amount is less than the Targeted Overcollateralization Amount, Monthly Excess Cashflow
                                               will be used to accelerate the payment of the Notes to build overcollateralization until the Targeted Overcollateralization Amount is reached.

  TARGETED OVERCOLLATERALIZATION AMOUNT:       Prior to the Stepdown Date, equal to 12.00% of the principal balance of mortgage loans as of the Cut-Off Date.

                                               On or after the Stepdown Date, equal to 24.00% of the principal balance of mortgage loans as of the last day of the related Collection Period, subject to a floor equal to 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.

                                               Provided, however, that if a Trigger Event is in effect on and after the
                                               Stepdown Date, the Targeted Overcollateralization Amount is not reduced from the Targeted Overcollateralization Amount in effect as of the preceding Payment Date.-

                                               A Trigger Event as to any Payment Date, will have occurred if the three month rolling average of the 60+ Day Delinquency percentage for the three prior Collection Periods equals or exceeds the related Enhancement
                                               Percentage. Notwithstanding the foregoing, a Trigger Event will not be in effect if the Enhancement Percentage on the Notes exceeds the three month rolling average of the 60+ Day Delinquency percentage for the three prior Collection Periods.
  -------------------------------------------- ---------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  INTERIM OVERCOLLATERALIZATION DEFICIENCY:    As to any Payment Date, the excess, if any, of (x) the Targeted
                                               Overcollateralization Amount over (y) the Interim Overcollateralization
                                               Amount.

  INTERIM OVERCOLLATERALIZATION AMOUNT:        As to any Payment Date, the excess, if any, of the aggregate principal balance of the mortgage loans as of the last day of the related
                                               Collection Period over (i) the aggregate principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the principal collections received during such Collection Period.
  ENHANCEMENT PERCENTAGE:                      As to any Payment Date, the percentage obtained by dividing (a) the
                                               Interim Overcollateralization Amount, by (b) the aggregate principal balance of all of the mortgage loans on the last day of the related
                                               Collection Period.

  STEPDOWN DATE:                               The later to occur of:

                                               (i) the earlier to occur of
                                                     (x) the Payment Date occurring in February 2005 and
                                                     (y) the Payment Date on which the principal balance of the Class A
                                                          Notes and Class M Notes has been reduced to zero and

                                               (ii) the first Payment Date on which the pool balance has been reduced to 50% of the Cut-Off Date pool balance.

  AVAILABLE PAYMENT AMOUNT:                    For any Payment Date, an amount equal to the sum of (a) monthly principal and interest payments (less the servicing fee) on the mortgage loans from the related Collection Period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.
  -------------------------------------------- ---------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  PRIORITY OF PAYMENTS:                        On each Payment Date, the Available Payment Amount will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                                                   (i)      To the Class A Notes, the Current Interest plus the Interest
                                                            Carry Forward Amount with respect to the Class A Notes;
                                                   (ii)     To the Class M Notes, the Current Interest plus the Interest
                                                            Carry Forward Amount with respect to the Class M Notes;
                                                   (iii)    To the Class A Notes until the principal balance of such Class
                                                            A Notes has been reduced to zero, approximately 84.95% of the
                                                            Principal Payment Amount;
                                                   (iv)     To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes;
                                                   (v)      To the Class A Notes until the principal balance of such Class
                                                            A Notes has been reduced to zero, approximately 84.95% of the
                                                            Additional Principal Reduction Amount;
                                                   (vi)     To the Class M Notes until the principal balance of such Class
                                                            M Notes has been reduced to zero, approximately 15.05% of the
                                                            Principal Payment Amount;
                                                   (vii)    To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes;
                                                   (viii)   To the Class M Notes until the principal balance of such Class
                                                            M Notes has been reduced to zero, approximately 15.05% of the
                                                            Additional Principal Reduction Amount;
                                                   (ix)     Concurrently, to each class of the Notes until the principal balance of each such class of Notes has been reduced to zero, approximately 84.95% of the Extra Principal Payment Amount to
                                                            the Class A Notes and approximately 15.05% of the Extra
                                                            Principal Payment Amount to the Class M Notes;
                                                   (x)      To each class of Notes, pro rata, the outstanding Class A
                                                            Supplemental Interest Amount and Class M Supplemental Interest
                                                            Amount;
                                                   (xi)     To the Owner Trustee on behalf of the trust, an amount
                                                            sufficient to pay any judgment or settlement affecting the trust; and
                                                   (xii)    To the ownership interest in the trust, any remaining
                                                            Available Payment Amount, subject to certain limitations.
  -------------------------------------------- ---------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  NOTE RATE:                                   The Note Rate on each class of Notes is equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Cap.

  FORMULA RATE:                                With respect to the Class A Notes, a per annum rate equal to one-month
                                               LIBOR + [___]%.  With respect to the Class M Notes, a per annum rate equal to one-month LIBOR + [___]%.

  AVAILABLE FUNDS CAP:                         With respect to any Payment Date, a per annum rate equal to the product of (i) the weighted average net loan rate of the mortgage loans as of the beginning of the related Collection Period, multiplied by (ii) 30 divided by the number of days in the related Accrual Period.

  CURRENT INTEREST:                            As to any Payment Date and for any class of Notes, the interest accrued during the related Accrual Period at the applicable Note Rate.

  INTEREST CARRY FORWARD AMOUNT:               As to the Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid
                                               Interest Carry Forward Amounts for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual distribution with respect to Current Interest made to such class of Notes on such preceding Payment Date plus (y) interest on such amount calculated for the related Accrual Period at the related Note Rate in effect for such Accrual Period with respect to such class of Notes.

  SUPPLEMENTAL INTEREST AMOUNT:                As of any Payment Date, with respect to the Class A and Class M Notes, the sum of (i) the excess, if any, of interest due at the applicable
                                               Formula Rate over interest due on such Notes at the applicable Note Rate,
                                               (ii) any Supplemental Interest Amount remaining unpaid from prior Payment
                                               Dates and (iii) interest on the amount in clause (ii) at the applicable
                                               Formula Rate (without regard to the Available Funds Cap).

  PRINCIPAL PAYMENT AMOUNT:                    As to any Payment Date, (i) the principal collections received during the related Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

  PRINCIPAL CARRY FORWARD AMOUNT:              As to the Notes and any Payment Date, the amount, if any, by which (i)
                                               the Principal Carry Forward Amount and Additional Principal Reduction
                                               Amount payable to each class of Notes, as applicable, as of the preceding
                                               Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such Notes in respect of the applicable Principal Carry
                                               Forward Amount and Additional Principal Reduction Amount on such prior
                                               Payment Date.

  PRINCIPAL REDUCTION AMOUNT:                  An amount equal to (i) the excess of (x) the outstanding principal balance of the mortgage loans as of the first day of the Collection
                                               Period over (y) the outstanding principal balance of the mortgage loans as of the last day of the Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

  ADDITIONAL PRINCIPAL REDUCTION AMOUNT:       The excess of the Principal Reduction Amount over the Principal Payment
                                               Amount.
  -------------------------------------------- ---------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF TERMS
  EXTRA PRINCIPAL PAYMENT AMOUNT:              The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim
                                               Overcollateralization Deficiency.

  MONTHLY EXCESS CASHFLOW:                     The excess, if any, of (i) the excess, if any, of (x) interest collections (net of servicing fees) received during the related
                                               Collection Period over (y) the Current Interest plus the Interest Carry
                                               Forward Amount, if any, of the Notes over (ii) the Additional
                                               Principal Reduction Amount.

  PROSPECTUS:                                  The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").  Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.
                                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
                                               INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN
                                               THE NOTES.
  -------------------------------------------- ---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                             AVAILABLE FUNDS CAP SCHEDULE
-------------------------------------------------------------------------------------------------------------------

-------------------- ------------------ ----------------- ------------------ ------------------ --------------------
       PERIOD            RATE (%)           Rate (%)            PERIOD           RATE (%)            Rate (%)
       ------            --------                               ------           --------
                     (WITH 6 MO LIBOR         (with                          (WITH 6 MO LIBOR          (with
                     -----------------                                       -----------------
                      FORWARD CURVE)    6 mo LIBOR = 20%                      FORWARD CURVE)     6 mo LIBOR = 20%
                      --------------                                          --------------
                                           per annum)                                               per annum)
-------------------- ------------------ ----------------- ------------------ ------------------ --------------------
         1                 9.383              9.383               41               11.207              12.992
         2                 9.378              9.388               42               11.244              13.084
         3                 9.373              9.383               43               11.239              13.075
         4                 9.207              9.908               44               11.271              13.121
         5                 9.202              9.970               45               11.288              13.112
         6                 9.199              9.961               46               11.306              13.102
         7                 9.197              9.953               47               11.303              13.093
         8                 9.197              9.950               48               11.309              13.182
         9                 9.195              9.942               49               11.304              13.172
         10                9.193             10.136               50               11.322              13.163
         11                9.192             10.155               51               11.332              13.153
         12                9.191             10.148               52               11.345              13.143
         13                9.191             10.142               53               11.342              13.133
         14                9.175             10.244               54               11.348              13.158
         15                9.447             10.648               55               11.343              13.148
         16                9.580             10.837               56               11.362              13.138
         17                9.598             10.856               57               11.373              13.128
         18                9.597             10.852               58               11.389              13.118
         19                9.596             10.848               59               11.386              13.108
         20                10.122            11.385               60               11.393              13.098
         21                10.219            11.549               61               11.388              13.088
         22                10.322            11.736               62               11.413              13.078
         23                10.332            11.755               63               11.429              13.068
         24                10.330            11.750               64               11.449              13.058
         25                10.328            11.744               65               11.447              13.048
         26                10.532            11.972               66               11.455              13.038
         27                10.587            12.116               67               11.450              13.028
         28                10.648            12.153               68               11.473              13.018
         29                10.653            12.151               69               11.485              13.008
         30                10.910            12.403               70               11.498              12.998
         31                10.906            12.396               71               11.495              12.988
         32                10.971            12.615               72               11.498              12.978
         33                11.002            12.754               73               11.492              12.968
         34                11.034            12.746               74               11.504              12.958
         35                11.034            12.738               75               11.508              12.948
         36                11.133            12.832               76               11.512              12.938
         37                11.129            12.824               77               11.507              12.928
         38                11.161            13.003               78               11.505              12.918
         39                11.181            13.011               79               11.499              12.908
         40                11.207            13.002               80               11.499              12.898
-------------------- ------------------ ----------------- ------------------ ------------------ --------------------

---------------------------------------------------------------------------------------------------------------
                                      SENSITIVITY ANALYSIS - TO MATURITY
---------------------------------------------------------------------------------------------------------------
FRM Prepay Speed (PPA)             0%        57.50%     86.25%       115%      143.75%     172.5%     201.25%
ARM Prepay Speed (PPA)             0%         50%         75%        100%        125%       150%        175%

CLASS A-1
Weighted Avg. Life (yrs)         12.25        4.92       3.49        2.66        2.12       1.73        1.34
Window (mo)                     1 - 215     1 - 166     1 -133     1 - 104      1 - 85     1 - 71      1 - 46
Expected Final Mat.             6/20/20     5/20/16    08/20/13    03/20/11    8/20/09    06/20/08    5/20/06

CLASS M-1
Weighted Avg. Life (yrs)         12.25        4.92       3.49        2.66        2.12       1.73        1.34
Window (mo)                     1 - 215     1 - 166     1 -133     1 - 104      1 - 85     1 - 71      1 - 46
Expected Final Mat.             6/20/20     5/20/16    08/20/13    03/20/11    8/20/09    06/20/08    5/20/06


---------------------------------------------------------------------------------------------------------------
                             SENSITIVITY ANALYSIS - TO 15% OPTIONAL TERMINATION
---------------------------------------------------------------------------------------------------------------
FRM Prepay Speed (PPA)             0%        57.50%     86.25%       115%      143.75%     172.5%     201.25%
ARM Prepay Speed (PPA)             0%         50%         75%        100%        125%       150%        175%

CLASS A-1
Weighted Avg. Life (yrs)         12.14        4.67       3.24        2.45        1.94       1.58        1.25
Window (mo)                     1 - 197     1 - 125     1 - 88      1 - 66      1 - 52     1 - 42      1 - 29
Expected Final Mat.             12/20/18    12/20/12   11/20/09    1/20/08     11/20/06    1/20/06    12/20/04

CLASS M-1
Weighted Avg. Life (yrs)         12.14        4.67       3.24        2.45        1.94       1.58        1.25
Window (mo)                     1 - 197     1 - 125     1 - 88      1 - 66      1 - 52     1 - 42      1 - 29
Expected Final Mat.             12/20/18    12/20/12   11/20/09    1/20/08     11/20/06    1/20/06    12/20/04

  ------------------------------------------------------------------------------------------------------------------------
                                               COLLATERAL SUMMARY
  ------------------------------------------------------------------------------------------------------------------------

  Collateral statistics for the FIXED, ADJUSTABLE OR DECLINING RATE FIRST LIEN MORTGAGE LOANS are listed below as of
                                                     5/31/01
                              The sum of the percentages may not add to 100% due to rounding
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
  TOTAL NUMBER OF LOANS                                                              9,010       RANGES (WHERE APPLICABLE)
  TOTAL OUTSTANDING LOAN BALANCE                                            $1,130,880,238
  FIXED/ARMS (% OF TOTAL)                                                  32.50% / 67.50%
  BALLOON (% OF TOTAL)                                                               9.25%
  AVERAGE LOAN PRINCIPAL BALANCE                                                  $125,514
  WA COUPON                                                                         9.887%               6.480% - 15.290%
  WA ORIGINAL TERM (MO.)                                                               338                      120 - 360
  WA REMAINING TERM (MO.)                                                              326                       82 - 359
  WA LTV                                                                            89.55%               21.05% - 100.00%
  WA FICO                                                                              618                      456 - 814
  PROPERTY TYPE
               SINGLE FAMILY                                                        91.58%
               CONDOMINIUM                                                           4.06%
               TWO- TO FOUR  FAMILY                                                  2.91%
               TOWNHOUSE                                                             1.46%
  OCCUPANCY STATUS
               PRIMARY RESIDENCE                                                    99.08%
               INVESTOR PROPERTY                                                     0.92%
  GEOGRAPHIC CONCENTRATION
        Others states individually account for < 5%
               CA                                                                   13.93%
               FL                                                                    7.71%
               TX                                                                    6.98%
               GA                                                                    6.00%
               IL                                                                    5.48%
               NC                                                                    5.46%
  ARM CHARACTERISTICS
               WA MARGIN                                                            7.189%               2.750% - 11.990%
               WA MAXIMUM RATE                                                     16.005%              12.480% - 21.600%
               WA INITIAL PERIODIC CAP                                              2.760%                1.000% - 3.000%
               WA SUBSEQUENT PERIODIC CAP                                           1.066%                1.000% - 3.000%
               WA FLOOR                                                             9.459%               5.000% - 14.600%
  ------------------------------------------------------------------ ---------------------- ------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                      Collateral characteristics are listed below as of the Statistical Cut-Off Date
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                         RATE TYPE
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  Fixed                                          3,312              $367,578,884.42                                32.50%
  Adjustable                                     5,698               763,301,353.51                                 67.50
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                ORIGINAL PRINCIPAL BALANCES
  ------------------------------------------------------------------------------------------------------------------------
  ($)                                  MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 100,000.00                         3,932              $293,934,714.12                                25.99%
  100,000.01 - 150,000.00                        2,722               333,049,158.11                                 29.45
  150,000.01 - 200,000.00                        1,255               213,281,358.95                                 18.86
  200,000.01 - 250,000.00                          546               121,627,760.07                                 10.76
  250,000.01 - 300,000.00                          295                80,360,205.01                                  7.11
  300,000.01 - 350,000.00                          180                57,865,451.37                                  5.12
  350,000.01 - 400,000.00                           74                28,106,545.63                                  2.49
  400,000.01 - 450,000.00                            4                 1,666,943.79                                  0.15
  450,000.01 - 500,000.00                            2                   988,100.88                                  0.09
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                 CURRENT PRINCIPAL BALANCES
  ------------------------------------------------------------------------------------------------------------------------
  ($)                                  MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  50,000.01 - 100,000.00                         3,966              $297,247,902.61                                26.28%
  100,000.01 - 150,000.00                        2,721               334,627,708.14                                 29.59
  150,000.01 - 200,000.00                        1,228               209,568,640.00                                 18.53
  200,000.01 - 250,000.00                          547               122,176,445.41                                 10.80
  250,000.01 - 300,000.00                          297                81,301,536.86                                  7.19
  300,000.01 - 350,000.00                          171                55,196,414.61                                  4.88
  350,000.01 - 400,000.00                           74                28,106,545.63                                  2.49
  400,000.01 - 450,000.00                            4                 1,666,943.79                                  0.15
  450,000.01 - 500,000.00                            2                   988,100.88                                  0.09
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                      INTEREST RATES
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                  MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  6.480 - 6.500                                      1                  $129,880.11                                 0.01%
  6.501 - 7.000                                     26                 4,311,760.85                                  0.38
  7.001 - 7.500                                    115                21,014,758.91                                  1.86
  7.501 - 8.000                                    440                72,282,580.13                                  6.39
  8.001 - 8.500                                    577                86,604,693.15                                  7.66
  8.501 - 9.000                                  1,027               149,847,550.02                                 13.25
  9.001 - 9.500                                    982               131,133,679.38                                 11.60
  9.501 - 10.000                                 1,613               200,516,939.17                                 17.73
  10.001 - 10.500                                1,022               117,840,285.97                                 10.42
  10.501 - 11.000                                1,244               140,615,710.75                                 12.43
  11.001 - 11.500                                  682                73,394,098.33                                  6.49
  11.501 - 12.000                                  668                70,804,617.33                                  6.26
  12.001 - 12.500                                  317                33,772,345.15                                  2.99
  12.501 - 13.000                                  208                20,709,462.07                                  1.83
  13.001 - 13.500                                   46                 4,168,078.59                                  0.37
  13.501 - 14.000                                   29                 2,495,832.11                                  0.22
  14.001 - 14.500                                    6                   495,753.86                                  0.04
  14.501 - 15.000                                    6                   585,420.38                                  0.05
  15.001 - 15.290                                    1                   156,791.67                                  0.01
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------------------
                                                 ORIGINAL TERM TO MATURITY
  ------------------------------------------------------------------------------------------------------------------------
  (MONTHS)                             MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  120 - 180                                      1,167              $122,907,635.48                                10.87%
  181 - 240                                        191                17,452,797.56                                  1.54
  241 - 300                                         29                 3,693,830.61                                  0.33
  301 - 360                                      7,623               986,825,974.28                                 87.26
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                             REMAINING TERM TO STATED MATURITY
  ------------------------------------------------------------------------------------------------------------------------
  (MONTHS)                             MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  82 - 180                                       1,165              $122,716,552.67                                10.85%
  181 - 240                                        193                17,643,880.37                                  1.56
  241 - 300                                         29                 3,693,830.61                                  0.33
  301 - 360                                      7,623               986,825,974.28                                 87.26
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                    YEAR OF ORIGINATION
  ------------------------------------------------------------------------------------------------------------------------
  (MONTHS)                             MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  1998                                             313               $30,095,429.23                                 2.66%
  1999                                             709                74,674,979.79                                  6.60
  2000                                           2,340               277,755,448.26                                 24.56
  2001                                           3,675               483,556,426.34                                 42.76
  2002                                           1,973               264,797,954.31                                 23.42
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                               ORIGINAL LOAN-TO-VALUE RATIO
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                  MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  20.01 - 30.00                                      9                  $683,503.04                                 0.06%
  30.01 - 40.00                                     14                 1,233,484.51                                  0.11
  40.01 - 50.00                                     30                 2,940,374.94                                  0.26
  50.01 - 60.00                                     87                 9,413,813.74                                  0.83
  60.01 - 70.00                                    279                31,222,897.78                                  2.76
  70.01 - 80.00                                  1,719               212,183,664.92                                 18.76
  80.01 - 90.00                                  3,084               385,817,295.58                                 34.12
  90.01 - 100.00                                 3,788               487,385,203.42                                 43.10
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                   FICO CREDIT SCORE(1)
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  456 - 499                                         11                  $925,100.41                                 0.08%
  500 - 549                                      1,036               109,889,047.23                                  9.72
  550 - 599                                      2,541               309,335,392.04                                 27.35
  600 - 649                                      3,291               423,219,038.18                                 37.42
  650 - 699                                      1,580               216,550,573.50                                 19.15
  700 - 749                                        462                60,082,754.66                                  5.31
  750 - 814                                         89                10,878,331.91                                  0.96
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

(1) "FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

  ------------------------------------------------------------------------------------------------------------------------
                                                      OCCUPANCY TYPE
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  Primary Residence                              8,905            $1,120,437,950.38                                99.08%
  Investor Property                                105                10,442,287.55                                  0.92
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                       PROPERTY TYPE
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  Single Family                                  8,269            $1,035,627,707.36                                91.58%
  Condominium                                      392                45,859,294.08                                  4.06
  Two- to Four- Family                             209                32,909,647.20                                  2.91
  Townhouse                                        140                16,483,589.29                                  1.46
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                    DOCUMENTATION TYPE
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  Full                                           7,577              $919,650,215.56                                81.32%
  Limited                                        1,433               211,230,022.37                                 18.68
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                          STATES
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  CA                                               842              $157,516,257.84                                13.93%
  FL                                               787                87,144,898.83                                  7.71
  TX                                               705                78,879,560.15                                  6.98
  GA                                               532                67,834,881.66                                  6.00
  IL                                               475                62,005,354.78                                  5.48
  NC                                               556                61,695,731.74                                  5.46
  MI                                               451                50,401,853.16                                  4.46
  VA                                               293                39,826,326.36                                  3.52
  TN                                               321                35,015,483.21                                  3.10
  PA                                               306                33,404,025.89                                  2.95
  CO                                               198                32,876,863.73                                  2.91
  AZ                                               237                30,621,350.10                                  2.71
  SC                                               282                30,147,575.20                                  2.67
  IN                                               294                28,522,318.27                                  2.52
  MO                                               256                25,924,527.77                                  2.29
  WA                                               153                25,564,528.10                                  2.26
  NY                                               180                25,091,737.93                                  2.22
  MN                                               166                23,818,863.62                                  2.11
  MD                                               154                23,465,663.89                                  2.07
  WI                                               159                16,874,180.07                                  1.49
  NJ                                               111                16,569,956.41                                  1.47
  MA                                                91                16,351,675.55                                  1.45
  KY                                               146                15,332,594.56                                  1.36
  LA                                               127                13,742,339.89                                  1.22
  MS                                               126                11,892,597.10                                  1.05
  AL                                               120                11,498,557.01                                  1.02
  OR                                                80                10,590,533.50                                  0.94
  NV                                                71                10,125,281.23                                  0.90
  CT                                                71                 9,983,658.93                                  0.88
  UT                                                69                 9,275,740.75                                  0.82
  IA                                                97                 9,066,979.53                                  0.80
  KS                                                81                 7,892,004.34                                  0.70
  AR                                                78                 7,586,332.98                                  0.67
  WV                                                78                 7,471,006.89                                  0.66
  OK                                                68                 5,972,050.18                                  0.53
  DE                                                41                 5,843,350.36                                  0.52
  NM                                                39                 5,368,737.84                                  0.47
  RI                                                42                 5,203,356.48                                  0.46
  ------------------------------------------------------------------------------------------------------------------------
  CONTINUED
  ------------------------------------------------------------------------------------------------------------------------



                                       19

  ------------------------------------------------------------------------------------------------------------------------
                                                          STATES
  ------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE LOANS            CURRENT                        % OF CURRENT
                                                          PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  NE                                                49                $5,119,303.83                                 0.45%
  NH                                                16                 2,383,418.21                                  0.21
  ME                                                15                 1,460,262.80                                  0.13
  ID                                                10                 1,274,125.60                                  0.11
  HI                                                 8                 1,259,918.74                                  0.11
  ND                                                11                   998,439.73                                  0.09
  AK                                                 4                   719,972.88                                  0.06
  WY                                                 5                   644,465.03                                  0.06
  MT                                                 6                   392,536.38                                  0.03
  SD                                                 3                   229,058.90                                  0.02
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         9,010            $1,130,880,237.93                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                        GROSS MARGIN
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE
                                        RATE MORTGAGE    CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                            LOANS         PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  2.501 - 3.000                                      2                  $296,232.61                                 0.04%
  3.001 - 3.500                                      3                   358,456.88                                  0.05
  3.501 - 4.000                                     12                 1,902,713.39                                  0.25
  4.001 - 4.500                                     31                 4,842,908.39                                  0.63
  4.501 - 5.000                                    123                20,772,268.72                                  2.72
  5.001 - 5.500                                    307                46,180,022.21                                  6.05
  5.501 - 6.000                                    508                68,935,154.88                                  9.03
  6.001 - 6.500                                    873               110,455,310.07                                 14.47
  6.501 - 7.000                                  1,035               135,072,884.82                                 17.70
  7.001 - 7.500                                    716                96,133,117.81                                 12.59
  7.501 - 8.000                                    602                79,150,830.69                                 10.37
  8.001 - 8.500                                    518                73,400,528.46                                  9.62
  8.501 - 9.000                                    409                55,045,564.60                                  7.21
  9.001 - 9.500                                    280                36,878,374.17                                  4.83
  9.501 - 10.000                                   148                18,769,898.42                                  2.46
  10.001 - 10.500                                   75                 8,734,087.28                                  1.14
  10.501 - 11.000                                   31                 3,667,714.16                                  0.48
  11.001 - 11.500                                   14                 1,555,657.34                                  0.20
  11.501 - 12.000                                   11                 1,149,628.61                                  0.15
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                  SUBSEQUENT PERIODIC CAP
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE
                                        RATE MORTGAGE    CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                            LOANS         PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  0.501 - 1.000                                  5,049              $675,101,045.07                                88.44%
  1.001 - 1.500                                    586                80,536,157.31                                 10.55
  1.501 - 2.000                                     44                 5,427,456.69                                  0.71
  2.501 - 3.000                                     19                 2,236,694.44                                  0.29
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                   INITIAL PERIODIC CAP
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE
                                        RATE MORTGAGE    CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                            LOANS         PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  0.501 - 1.000                                     84               $11,532,628.72                                 1.51%
  1.001 - 1.500                                    249                38,730,358.62                                  5.07
  1.501 - 2.000                                    810               101,679,733.45                                 13.32
  2.001 - 3.000                                  4,555               611,358,632.72                                 80.09
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                       MAXIMUM RATE
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE      CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                        RATE MORTGAGE     PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
                                            LOANS
  ------------------------------------------------------------------------------------------------------------------------
  12.001 - 12.500                                    1                  $129,880.11                                 0.02%
  12.501 - 13.000                                   14                 2,597,724.76                                  0.34
  13.001 - 13.500                                   64                12,963,624.10                                  1.70
  13.501 - 14.000                                  272                46,529,999.53                                  6.10
  14.001 - 14.500                                  342                54,582,708.10                                  7.15
  14.501 - 15.000                                  577                89,823,760.03                                 11.77
  15.001 - 15.500                                  624                87,048,396.33                                 11.40
  15.501 - 16.000                                  975               128,761,631.77                                 16.87
  16.001 - 16.500                                  639                80,243,403.18                                 10.51
  16.501 - 17.000                                  783                96,609,652.78                                 12.66
  17.001 - 17.500                                  412                49,782,750.22                                  6.52
  17.501 - 18.000                                  500                58,240,425.12                                  7.63
  18.001 - 18.500                                  248                28,400,957.27                                  3.72
  18.501 - 19.000                                  178                20,473,996.02                                  2.68
  19.001 - 19.500                                   43                 4,585,713.28                                  0.60
  19.501 - 20.000                                   23                 2,216,234.96                                  0.29
  20.001 - 21.600                                    3                   310,495.95                                  0.04
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                           FLOOR
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE
                                        RATE MORTGAGE    CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                            LOANS         PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  5.000 - 6.000                                    122               $16,370,910.30                                 2.14%
  6.001 - 6.500                                     97                12,442,219.95                                  1.63
  6.501 - 7.000                                    135                16,473,656.62                                  2.16
  7.001 - 7.500                                    152                23,724,863.78                                  3.11
  7.501 - 8.000                                    347                56,686,142.38                                  7.43
  8.001 - 8.500                                    432                66,523,541.24                                  8.72
  8.501 - 9.000                                    683               102,991,652.77                                 13.49
  9.001 - 9.500                                    663                92,390,557.90                                 12.10
  9.501 - 10.000                                   999               130,367,212.97                                 17.08
  10.001 - 10.500                                  581                70,689,388.21                                  9.26
  10.501 - 11.000                                  643                76,636,107.01                                 10.04
  11.001 - 11.500                                  325                38,010,754.47                                  4.98
  11.501 - 12.000                                  304                36,094,531.22                                  4.73
  12.001 - 12.500                                  134                15,039,555.49                                  1.97
  12.501 - 13.000                                   62                 6,910,647.92                                  0.91
  13.001 - 13.500                                   12                 1,198,577.77                                  0.16
  13.501 - 14.000                                    5                   494,750.95                                  0.06
  14.001 - 14.600                                    2                   256,282.56                                  0.03
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------
                                                 NEXT RATE ADJUSTMENT DATE
  ------------------------------------------------------------------------------------------------------------------------
  (%)                                    ADJUSTABLE
                                        RATE MORTGAGE    CURRENT ADJUSTABLE RATE        % OF CURRENT ADJUSTABLE RATE
                                            LOANS         PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
  ------------------------------------------------------------------------------------------------------------------------
  May 2002                                          20                $2,526,692.22                                 0.33%
  June 2002                                        117                13,817,468.42                                  1.81
  July 2002                                        236                28,107,327.54                                  3.68
  August 2002                                      273                34,249,189.46                                  4.49
  September 2002                                   315                38,197,727.64                                  5.00
  October 2002                                     301                37,503,190.51                                  4.91
  November 2002                                    240                29,389,822.52                                  3.85
  December 2002                                    142                19,039,932.39                                  2.49
  January 2003                                      98                12,081,507.97                                  1.58
  February 2003                                    182                19,296,738.57                                  2.53
  March 2003                                       102                12,541,419.15                                  1.64
  April 2003                                       123                15,542,098.24                                  2.04
  May 2003                                         108                13,246,730.55                                  1.74
  June 2003                                        126                15,457,709.65                                  2.03
  July 2003                                        109                13,849,450.92                                  1.81
  August 2003                                      142                17,871,324.85                                  2.34
  September 2003                                   176                23,843,365.87                                  3.12
  October 2003                                     237                34,425,197.23                                  4.51
  November 2003                                    221                31,280,671.16                                  4.10
  December 2003                                    302                47,911,955.82                                  6.28
  January 2004                                     436                67,993,262.95                                  8.91
  February 2004                                    440                59,044,412.00                                  7.74
  March 2004                                       386                55,920,708.75                                  7.33
  April 2004                                       101                13,880,192.59                                  1.82
  May 2004                                          36                 4,147,273.35                                  0.54
  June 2004                                         32                 5,307,967.27                                  0.70
  July 2004                                         29                 3,835,172.56                                  0.50
  August 2004                                       39                 5,182,233.19                                  0.68
  September 2004                                    48                 5,865,173.52                                  0.77
  October 2004                                      56                 7,522,590.95                                  0.99
  November 2004                                     50                 7,073,565.06                                  0.93
  December 2004                                     53                 7,879,610.00                                  1.03
  January 2005                                      88                11,816,611.20                                  1.55
  February 2005                                    184                25,918,245.84                                  3.40
  March 2005                                       132                19,221,123.28                                  2.52
  April 2005                                        18                 2,513,690.32                                  0.33
  ------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                         5,698              $763,301,353.51                               100.00%
  ------------------------------------------------------------------------------------------------------------------------